As filed with the Securities and Exchange Commission on February 7th, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22428

Cushing MLP Funds Trust
(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX  75225
(Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440, Dallas, TX  75225
(Name and address of agent for service)

214-692-6334
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2010

Item 1. Reports to Stockholders.

The Cushing MLP Premier Fund

Annual Report

November 30, 2010

Investment Advisor Swank Energy Income Advisors, LP 8117 Preston Road Suite 440 Dallas, TX 75225 www.cushingfunds.com

The Cushing MLP Premier Fund

SHAREHOLDER LETTER

Dear Shareholders,

The Cushing MLP Premier Fund was launched in October 2010. The themes that we had focused on, including oil and natural gas liquids (“NGL”) infrastructure opportunities, General Partners (“GP”), and a return to distribution growth, all played out as expected. We believe that the Fund is well positioned to capitalize on 1) investors’ continued thirst for high-yielding securities in an environment of low interest rates and 2) improving company fundamentals and growth prospects.

With high yields, stable business profiles, and visible and accelerating growth outlooks, Master Limited Partnerships (“MLPs”) continued to gain more media and investor attention as highlighted by the over $4 billion in fund flows into new MLP products. In 2010, the MLP sector experienced approximately $3 billion raised by MLP closed-end funds (CEFs). Additionally, a number of MLP open-end mutual funds were launched, several exchange-traded notes (ETNs) were created, and the first MLP exchange-traded fund (ETF) was formed. Further, there were seven IPOs along with the creation of a new industry subsector, Natural Gas Storage.

The Outlook for 2011

Looking ahead, there is nothing magical about turning the calendar page from December 2010 to January 2011; nonetheless, we see similar risks and themes/opportunities entering the new year as we did during 2010. For one, new shale plays — importantly, no longer just a dry gas story, but crude oil and liquids rich areas — are driving infrastructure opportunities. Secondly, we still like faster growers like select drop-down stories and GPs. Capital markets appear to be very supportive of organic growth and acquisition transactions. A number of MLPs now have improved costs of capital without the GP burden, allowing more competitive bids for assets, both domestically and internationally (however, we will be watching the recent trend of paying up for growth several years out).

While equity valuations are near historical averages, we believe the group continues to offer attractive opportunities. As correlations to the broader markets have declined to more normal levels, we believe upside potential will likely be driven by stock picking. As we stand here today, other issues include:

•	In the context of moderate economic growth, MLP business fundamentals remain positive (areas of softness include natural gas storage and depressed location differentials for long haul pipelines)
•	corporate credit spreads still have room to tighten (favorable for MLPs)
•	commodity prices are largely favorable (particularly crude oil and NGLs)
•	there is a backlog of IPOs
•	MLPs continue to offer attractive yields in a low rate environment
•	there are significant fund flows into the MLP space and other risk assets, and
•	MLP investors have an increasing number of investing products (ETNs, ETFs, CEFs, mutual funds, etc.).

Where do we see the risks for 2011?

MLP correlations to the broader market have been trending down over the past several months to a more normal 30-40% range. In that context, we believe we are now in more of a “stock-pickers” market. However, MLPs and other risk assets could be affected by shocks related to the following list of macro related risks/fears/uncertainties, which continues to be long and daunting:

•	the tug of war between inflation and deflation views
•	concerns about the impact of rising Treasury yields on MLP valuation
•	global rate tightening
•	after a strong run, do MLPs lag an up S&P 500?
•	uncertainties with government policy
•	worries about the impact from housing and unemployment on the national economy
•	worries about rising energy costs on the national economy
•	states’ fiscal woes
•	European debt concerns
•	political unrest (e.g. North Korea / South Korea)
•	Etc., etc., etc.

We recognize that dramatically higher interest rates would be a headwind for MLP equities. However, while we expect rates to be higher this time next year, we do not anticipate a rate shock (dramatic increase over a brief period). Over the long term, given the path our nation’s fiscal and monetary policies are taking us down, it is hard to imagine not facing considerable inflation and much higher rates. In the near term, though, there is just too much economic slack and unemployment is too high for inflation to concern us (not to mention a Fed that is intent on keeping rates low). Nonetheless, we favor higher distribution growing MLPs/GPs, and that should help at least partially offset potential rate increases.

We expect a fairly “boring” 2011 for MLPs in terms of performance, but in an environment full of significant risks and a consensus that is fairly concentrated in its views for both the MLP and the S&P 500 outlook, “boring” could turn into something else. While there are plenty of risks to monitor, there are also positive factors that could potentially drive upside. For example, continued strong fund flows could drive yields materially below historical averages.

Again, we appreciate your support. Thank you for your continued confidence.

Jerry V. Swank
Chief Executive Officer

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in MLPs, which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the schedule of investments for a complete list of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index. Correlation measures of the interdependence of two random variables.

This report must be preceded or accompanied by a prospectus.

The Cushing MLP Premier Fund is distributed by Quasar Distributors, LLC.

The Cushing MLP Premier Fund — Class A
Growth of a $10,000 Investment

Average Annual Returns
November 30, 2010

	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	n/a	n/a	n/a	10/20/10
Class A (with sales load)	n/a	n/a	n/a	10/20/10
Lipper Equity Income Funds Index	n/a	n/a	n/a	10/20/10
Class C (without sales load)	n/a	n/a	n/a	10/20/10
Class C (with sales load)	n/a	n/a	n/a	10/20/10
Lipper Equity Income Funds Index	n/a	n/a	n/a	10/20/10
Class I	n/a	n/a	n/a	10/20/10
Lipper Equity Income Funds Index	n/a	n/a	n/a	10/20/10

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by visiting www.cushingfunds.com.

Class A, Class C and Class I shares were first available on October 20, 2010.

Class A performance has been restated to reflect the maximum sales charge of 5.75%. Class C performance would reflect the maximum contingent sales charge (CDSC) of 1.00%, terminating on the anniversary date of your purchase of shares. Class I is not subject to a sales charge.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

The Cushing MLP Premier Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 20, 2010 (commencement of operations) to November 30, 2010.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (10/20/2010)	Ending Account Value (11/30/2010)	Expenses Paid During Period(1) (10/20/2010 to 11/30/2010)	Annualized Expense Ratio(2)
Class A Actual	$1,000.00	$1,014.00	$1.91	1.65%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,003.85	$1.90	1.65%
Class C Actual	$1,000.00	$1,013.00	$2.78	2.40%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,002.99	$2.77	2.40%
Class I Actual	$1,000.00	$1,014.00	$1.62	1.40%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,004.14	$1.61	1.40%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 42 days (the number of days in the most recent period)/365 days (to reflect the period).
(2)	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing MLP Premier Fund

Allocation of Portfolio Assets

November 30, 2010
(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies

The Cushing MLP Premier Fund

Schedule of Investments	November 30, 2010

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — 95.7%(1)	Shares	Fair Value
Coal — 10.7%(1)
Alliance Resource Partners, L.P.	1,400	$86,800
Oxford Resource Partners, L.P.	4,200	90,972
Penn Virginia GP Holdings, L.P.	5,000	124,650
		302,422
Crude/Natural Gas Production — 5.4%(1)
Linn Energy, LLC	4,200	152,460
Crude/Refined Products Pipelines and Storage — 26.4%(1)
Buckeye Partners, L.P.	1,600	108,912
Enbridge Energy Partners, L.P.	1,600	97,360
Genesis Energy, L.P.	3,500	85,505
Kinder Morgan Energy Partners, L.P.	1,900	133,855
Magellan Midstream Partners, L.P.	2,500	140,000
Plains All American Pipeline, L.P.	1,500	92,250
Sunoco Logistics Partners, L.P.	1,100	88,715
		746,597
Natural Gas/Natural Gas Liquid Pipelines and Storage — 32.8%(1)
Duncan Energy Partners, L.P.	2,500	78,425
El Paso Pipeline Partners, L.P.	3,900	129,168
Energy Transfer Equity, L.P.	2,500	98,900
Energy Transfer Partners, L.P.	2,000	101,340
Enterprise Products Partners, L.P.	3,500	147,280
ONEOK Partners, L.P.	1,200	95,052
Spectra Energy Partners, L.P.	2,400	81,432
TC Pipelines, L.P.	1,900	88,331
Williams Partners, L.P.	2,300	108,215
		928,143
Natural Gas Gathering/Processing — 17.5%(1)
Chesapeake Midstream Partners, L.P.	3,400	96,900
MarkWest Energy Partners, L.P.	2,500	105,825
Regency Energy Partners, L.P.	4,000	102,800
Targa Resources Partners, L.P.	3,100	93,899
Western Gas Partners LP	3,200	95,296
		494,720
Propane — 2.9%(1)
Inergy, L.P.	2,100	81,942
Total Master Limited Partnerships and Related Companies (Cost $2,682,283)		$2,706,284

See Accompanying Notes to the Financial Statements.

The Cushing MLP Premier Fund

Schedule of Investments — (Continued)	November 30, 2010

SHORT-TERM INVESTMENTS — UNITED STATES — INVESTMENT COMPANIES — 6.1%(1)	Shares	Fair Value
AIM Short-Term Treasury Portfolio Fund — Institutional Class	34,589	$34,589
Fidelity Government Portfolio Fund — Institutional Class	34,588	34,588
Fidelity Money Market Portfolio — Institutional Class	34,588	34,588
First American Government Obligations Fund — Class Z	34,588	34,588
First American Treasury Obligations Fund — Class Z	34,588	34,588
Total Short-Term Investments (Cost $172,941)		$172,941
TOTAL INVESTMENTS — 101.8%(1) (COST $2,855,224)		$2,879,225
Liabilites in Excess of Other Assets — (1.8)%(1)		(52,171)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$2,827,054

(1)	Calculated as a percentage of net assets applicable to common stockholders.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Premier Fund

Statement of Assets & Liabilities

November 30, 2010

Assets
Investments at fair value (cost $2,855,224)	$2,879,225
Deferred offering costs	168,129
Receivable from Advisor	129,486
Receivable for Fund shares sold	91,542
Interest receivable	24
Total assets	3,268,406
Liabilities
Payable for investments purchased	126,824
Accrued expenses and other liabilities	296,504
Payable for Fund shares redeemed	10,160
Deferred tax liability	7,864
Total liabilities	441,352
Net assets applicable to common stockholders	$2,827,054
Net Assets Applicable to Common Stockholders Consist of
Additional paid-in capital	$2,813,965
Accumulated net investment loss, net of income taxes	(1,865)
Accumulated realized loss, net of income taxes	(25)
Net unrealized gain on investments, net of income taxes	14,979
Net assets applicable to common stockholders	$2,827,054

Unlimited shares authorized	Class A	Class C	Class I
Net assets	$696,702	$597,548	$1,532,804
Shares issued and outstanding	34,351	29,491	75,564
Net asset value, redemption price and minimum offering price per share	$20.28	$20.26	$20.28
Maximum offering price per share ($20.28/0.9425)	$21.52	NA	NA

See Accompanying Notes to the Financial Statements.

The Cushing MLP Premier Fund

Statement of Operations

Period From October 20, 2010(1) through November 30, 2010
Investment Income
Distributions received from master limited partnerships	$7,473
Less: return of capital on distributions	(7,100)
Distribution income from master limited partnerships	373
Interest income	28
Total Investment Income	401
Expenses
Professional fees	99,611
Insurance expense	9,136
Transfer agent fees	8,100
Reports to stockholders	8,064
Registration fees	6,672
Administrator fees	4,646
Fund accounting fees	4,214
Advisory fees	2,235
Custodian fees and expenses	1,002
12b-1 shareholder servicing fee — Class A	168
12b-1 shareholder servicing fee — Class C	397
Total Expenses	144,245
Less: expense reimbursement by Advisor	(140,836)
Net Expenses	3,409
Net Investment Loss, before Income Taxes	(3,008)
Deferred tax benefit	1,143
Net Investment Loss	(1,865)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(40)
Deferred tax benefit	15
Net realized loss on investments	(25)
Net change in unrealized appreciation of investments, before income taxes	24,001
Deferred tax expense	(9,022)
Net change in unrealized appreciation of investments	14,979
Net Realized and Unrealized Gain on Investments	14,954
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$13,089

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing MLP Premier Fund

Statements of Changes in Net Assets

Period From October 20, 2010(1) through November 30, 2010
Operations
Net investment loss	$(1,865)
Net realized loss on investments	(25)
Net change in unrealized appreciation of investments	14,979
Net increase in net assets applicable to common stockholders resulting from operations	13,089
Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	2,824,125
Payments for redemptions	(10,160)
Net increase in net assets applicable to common stockholders from capital share transactions	2,813,965
Total increase in net assets applicable to common stockholders	2,827,054
Net Assets
Beginning of period	—
End of period	$2,827,054
Accumulated net investment loss at the end of the period, net of income taxes	$(1,865)

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing MLP Premier Fund — Class A

Financial Highlights

	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment loss(3)	(0.02)
Net realized and unrealized gain on investments	0.30
Total increase from investment operations	0.28
Net Asset Value, end of period	$20.28
Total Investment Return	1.40	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$696,702
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(5)(6)	44.22%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(5)(6)	5.52%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	40.35%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	1.65%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(5)(6)	(44.02)%
Ratio of net investment loss (including net deferred income tax expense) to average net assets after waiver(5)(6)	(5.32)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	(40.15)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	(1.45)%
Portfolio turnover rate	0.74	%(4)

(1)	Commencement of Operations
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not Annualized.
(5)	For periods less than one full year, all income and expenses are annualized except organizational costs, as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.
(6)	For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $2,596 is attributable to Class A.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Premier Fund — Class C

Financial Highlights

	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment loss(3)	(0.04)
Net realized and unrealized gain on investments	0.30
Total increase from investment operations	0.26
Net Asset Value, end of period	$20.26
Total Investment Return	1.30	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$597,548
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(5)(6)	44.97%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(5)(6)	6.27%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	41.10%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	2.40%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(5)(6)	(44.77)%
Ratio of net investment loss (including net deferred income tax expense) to average net assets after waiver(5)(6)	(6.07)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	(40.90)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	(2.20)%
Portfolio turnover rate	0.74	%(4)

(1)	Commencement of Operations
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not Annualized.
(5)	For periods less than one full year, all income and expenses are annualized except organizational costs, as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.
(6)	For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $1,536 is attributable to Class C.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Premier Fund — Class I

Financial Highlights

	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment loss(3)	(0.02)
Net realized and unrealized gain on investments	0.30
Total increase from investment operations	0.28
Net Asset Value, end of period	$20.28
Total Investment Return	1.40	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$1,532,804
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(5)(6)	43.97%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(5)(6)	5.27%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	40.10%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	1.40%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(5)(6)	(43.77)%
Ratio of net investment loss (including net deferred income tax expense) to average net assets after waiver(5)(6)	(5.07)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	(39.90)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	(1.20)%
Portfolio turnover rate	0.74	%(4)

(1)	Commencement of Operations
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not Annualized.
(5)	For periods less than one full year, all income and expenses are annualized except organizational costs, as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.
(6)	For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $3,732 is attributable to Class I.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Premier Fund

Notes to Financial Statements

November 30, 2010

1.  Organization

The Cushing MLP Premier Fund (the “Fund”) is a series of the Cushing MLP Funds Trust (the “Trust”), an open-end investment company organized on May 27, 2010 as a statutory trust under the laws of the state of Delaware. The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on October 20, 2010.

The Fund offers three classes of shares, Class A, Class C, and Class I. Class A shares are subject to a 5.75% front-end sales charge. Class C shares have no sales charge, but are subject to a 1.00% deferred sales charge. Class C shares do not convert to Class A shares of the Fund. Class I shares have no sales charge.

2.  Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Swank Energy Income Advisors, LP (the “Advisor”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the

Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Advisor determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the securities sold short. There were no securities sold short at November 30, 2010.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. The Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis. The Fund capitalized offering costs, which were incurred with the formation the Fund. The costs consisted of legal fees pertaining to the Fund’s shares offered for sale, preparing the initial registration statement and printing the prospectus, and SEC and state registration fees. The capitalized offering costs are amortized over a 12 month period from the commencement of operations. For the period October 20, 2010 (commencement of operations) through November 30, 2010, $20,693 has been amortized and included in professional fees in the Statement of Operations. Organizational costs relating to incorporation fees and legal fees associated with organization and incorporation of the Fund of $70,292 has been expensed and is included in professional fees in the Statement of Operations.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders will be recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period October 20, 2010 (commencement of operations) to November 30, 2010, the Fund did not pay any distributions to shareholders.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of November 30, 2010, the Fund’s federal tax return for the tax year ended November 30, 2010, remains subject to examination by the Internal Revenue Service.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund intends to make quarterly distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends. These activities will be reported in the Statements of Changes in Net Assets.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.  Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund seeks to achieve its investment objective by investing,

under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments.

4.  Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Advisor. Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.10% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Advisor to the Fund.

The Advisor has agreed to waive a portion of the management fee, until at least November 30, 2011, such that fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.40% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits. Such waiver may not be terminated without the consent of the Board of Trustees prior to November 30, 2011 and may be modified or terminated by the Advisor at any time after November 30, 2011. For the period October 20, 2010 (commencement of operations) to November 30, 2010, the Advisor waived expenses in the amount of $140,836, which can be recouped on or before November 30, 2013.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $300,000,000 of the Fund’s average daily net assets, 0.07% on the next $500,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.  Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2010, are as follows:

Deferred tax assets:
Net operating loss carryforward	$1,285
Capital loss carryforward	15
Total deferred tax assets	1,300
Less Deferred tax liabilities:
Unrealized gain on investment securities	9,164
Net deferred tax expense	$7,864

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Net Operating Loss	Amount	Expiration
Year ended November 30, 2010	$3,381	November 30, 2030
Total Net Operating Loss	$3,381

Capital Loss
Year ended November 30, 2010	$40	November 30, 2015
Total Capital Loss	$40

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2015. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period October 20, 2010 (commencement of operations) to November 30, 2010, as follows:

Application of statutory income tax rate	$7,243
State income taxes (net of federal benefit)	621
Total tax expense	$7,864

At November 30, 2010, the cost basis of investments was $2,682,283 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$46,100
Gross unrealized depreciation	(22,099)
Net unrealized appreciation	$24,001

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax period ended November 30, 2010 remains subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.  Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Master Limited Partnerships and Related Companies(a)	$2,706,284	$2,706,284	$—	$—
Total Equity Securities	2,706,284	2,706,284	—	—
Other
Short-Term Investments	172,941	172,941	—	—
Total Other	172,941	172,941	—	—
Total	$2,879,225	$2,879,225	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period October 20, 2010 (commencement of operations) to November 30, 2010.

7.  Investment Transactions

For the period October 20, 2010 (commencement of operations) to November 30, 2010, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $2,701,492 and $12,069 (excluding short-term securities), respectively.

8.  Common Stock

Transactions of shares of the Fund were as follows:

Class A Shares	Period From October 20, 2010(1) through November 30, 2010
	Amount	Shares
Sold	$698,986	34,852
Redeemed	(10,160)	(501)
Net Increase	$688,826	34,351

Class C Shares
Sold	$595,824	29,491
Redeemed	—	—
Net Increase	$595,824	29,491

Class I Shares
Sold	$1,529,315	75,564
Redeemed	—	—
Net Increase	$1,529,315	75,564

(1)	Commencement of Operations

The Cushing MLP Premier Fund

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
The Cushing MLP Premier Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Premier Fund (the “Fund”), including the schedule of investments, as of November 30, 2010, and the related statements of operations, changes in net assets and financial highlights for the period from October 20, 2010 (commencement of operations) to November 30, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Premier Fund as of November 30, 2010, and the results of its operations, the changes in its net assets and financial highlights for the period from October 20, 2010 (commencement of operations) to November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
January 27, 2011
Dallas, Texas

The Cushing MLP Premier Fund

Trustees and Officers (Unaudited)

November 30, 2010

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser) and Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to present). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	2	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).
Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Private Investor.	2	None
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	2	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2010	Managing Partner of the Investment Advisor and founder of Swank Capital, LLC (2000 to present).	2	E-T Energy Ltd. (2008 to present).

Executive Officers

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Financial Officer (“CFO”) of the Investment Advisor (2010 – present); Previously, CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).
Daniel L. Spears (1972)	Executive Vice President and Secretary	Officer since 2010	Partner and portfolio manager of the Investment Advisor (2006 – present); Previously, Investment banker at Banc of America Securities, LLC (1998 to 2006).
Barry Y. Greenberg (1963)	Chief Compliance Officer	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Advisor; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).
Elizabeth F. Toudouze (1962)	Executive Vice President	Officer since 2010	Partner of the Advisor (2006 – present). Previously, ran a family office.
J. Parker Roy (1964)	Vice President	Officer since 2010	Senior Managing Director of the Advisor (2010 – present). National Business Development Director and other positions of Morgan Stanley Smith Barney (1995 – 2010).
Kevin P. Gallagher (1973)	Vice President	Officer since 2010	Senior Vice President of the Advisor (2006 – present). Senior research associate at RBC Capital Markets.

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce is expected to stand for re-election in 2011, Messrs. McMillan and Swank in 2012, and Mr. Trout in 2013.
(2)	The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Advisor serves as investment advisor. As of November 30, 2010 there were two funds in the Fund Complex.
(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Advisor.

The Cushing MLP Premier Fund

Additional Information (Unaudited)

November 30, 2010

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period from October 20, 2010 (commencement of operations) to November 30, 2010, each Trustee agreed to waive his annual retainer through December 31, 2010. The Fund did not pay any special compensation to any of its Trustees or Officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386), on the Fund’s Web site at www.cushingfunds.com, and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386) and on the Fund’s Web site at www.cushingfunds.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Cushing MLP Funds Trust (the “Trust”), on behalf of its sole series

The Cushing MLP Premier Fund (the “Fund”)

Board Approval of Investment
Management Agreement

November 30, 2010

On August 3, 2010, the Board of Trustees of the Trust (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Trust and Swank Energy Income Advisors, LP (the “Advisor”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the 1940 Act, of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Trust and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Advisor. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement with the Advisor. The Board of Trustees reviewed certain background materials supplied by the Advisor in response to a questionnaire furnished by the Fund; including the Advisor’s Form ADV. The Board of Trustees considered the background and experience of the Advisor’s management in connection with the Fund, including a review of the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund, as well as the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments. The Board of Trustees also considered the management services provided by the Advisor to the Fund under the Agreement, including the Advisor’s agreement to, among other things, conduct business affairs with certain service providers of the Fund, pre pare shareholder communications and reports for the Fund and the Board of Trustees, and provide office space, personnel and equipment for use by the Fund.

The Board of Trustees also reviewed the Fund’s and the Advisor’s compliance-related materials.

The Board of Trustees concluded that the nature, extent and quality of services to be rendered by the Advisor under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees considered information provided by the Advisor concerning the costs relating to, and its profitability from, the Advisor’s relationship with the Fund. Noting that there are currently no comparable funds in the open-end mutual fund space, the Trustees reviewed and considered the contractual and actual advisory fee annual rate of 1.10% of the Fund’s average weekly managed total assets paid by the Fund to the Advisor in light of the extent and quality of the advisory services to be provided by the Advisor. The Trustees also discussed the projected total expense ratios for the Fund, and the proposed one-year expense waiver such that fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) would not exceed 1.40% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits.

The Board of Trustees recognized that the Advisor and its affiliates receive certain benefits from the Advisor’s relationship with the Fund. The Board of Trustees acknowledged certain benefits to the reputations of the Advisor and its affiliates, as well to that of the Fund, from the association of the Advisor and the Fund with each other. The Board of Trustees acknowledged that affiliates of the Advisor were not engaged as service providers to the Fund. The Board of Trustees was provided information about the consideration by the Advisor, in some instances of its selection of brokers for the Fund’s portfolio transactions, of certain research provided by brokers if the Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Advisor or to the Fund.

The Board of Trustees concluded that in the absence of any comparable open-end investment companies, the investment advisory fees to be received by the

Advisor with respect to the Fund were not unreasonable in light of the fees charged for closed-end registered investment companies with similar investment strategies.

Based on such materials, the Board of Trustees determined that the total expense ratio of the Fund is comparable to, and at the median of, other such ratios for closed-end registered investment companies with similar investment strategies.

Consideration of Investment Performance

The Board of Trustees noted the Fund has not yet launched and does not have any performance record at this time.

Other Considerations

The Board of Trustees received and considered a profitability analysis of the Advisor based on the projected fees payable under the Agreement. Based on the allocation methodologies used by the Advisor, the Trustees considered the profits and losses projected to be realized by the Advisor in connection with the operation of the Fund, including unrecovered start up costs. The Board of Trustees concluded that projected profits, if any, realized by the Advisor in connection with the operation of the Fund would be fair to the Fund.

The Board of Trustees also concluded that the relatively small size of the Fund did not presently permit for economies of scale in the Advisor’s provision of services to the Fund; and there were no other material benefits accruing to the Advisor in connection with its relationship with the Fund, although the Advisor may receive some marketing benefits from the publicly registered status of the Fund.

Conclusion

The Board of Trustees noted that no single factor or any particular information was controlling, and did not identify the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing MLP Premier Fund

TRUSTEES

Brian R. Bruce
Ronald P. Trout
Edward N. McMillan
Jerry V. Swank

OFFICERS

Jerry V. Swank
Chief Executive Officer and President

Daniel L. Spears
Executive Vice President and
Secretary

John H. Alban
Chief Financial Officer
and Treasurer

Barry Y. Greenberg
Chief Compliance Officer

Elizabeth F. Toudouze
Executive Vice President

J. Parker Roy
Vice President

Kevin P. Gallagher
Vice President

INVESTMENT ADVISOR

Swank Energy Income Advisors, LP
8117 Preston Road, Suite 440
Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
JP Morgan Chase Tower
2200 Ross Avenue, Suite 1600
Dallas, TX 75201

The Cushing MLP Premier Fund

Investment Advisor Swank Energy Income Advisors, LP 8117 Preston Road Suite 440 Dallas, TX 75225 www.cushingfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2010
Audit Fees	53,000
Audit-Related Fees	None
Tax Fees	14,000
All Other Fees	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 11/30/2010
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2010
Registrant	None
Registrant’s Investment Adviser	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

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(a)
The Registrant’s President/Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cushing MLP Funds Trust

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 7, 2011

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Chief Financial Officer

Date	February 7, 2011

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